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           Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the use of our reports dated February 27, 2006 with respect to the financial statements of American Centurion Life Assurance Company and IDS Life Insurance Company of New York (name subsequently changed to RiverSource Life Insurance Co. of New York), January 2, 2007 with respect to the supplemental financial statements of IDS Life Insurance Company of New York (name subsequently changed to RiverSource Life Insurance Co. of New York), and March 31, 2006 with respect to the financial statements of IDS Life of New York Variable Annuity Account (name subsequently changed to RiverSource of New York Variable Annuity Account) included in Post-Effective Amendment No. 22 to the Registration Statement (Form N-4, No. 333-91691) for the registration of the RiverSource Retirement Advisor 4 Advantage(SM) Variable Annuity, RiverSource Retirement Advisor 4 Select(SM) Variable Annuity, RiverSource Retirement Advisor 4 Access(SM) Variable Annuity, offered by RiverSource Life Insurance Co. of New York.

                                                 /s/ Ernst & Young LLP
                                                 ----------------------------
                                                     Ernst & Young LLP

Minneapolis, Minnesota
January 2, 2007